UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2007

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
------------------------  ------------------------  ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

         2102 SW 2ND STREET, POMPANO BEACH, FLORIDA      33069
         ------------------------------------------    ----------
           (Address of principal executive office)     (Zip Code)

                                 (954) 630-0900
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 19, 2007, DHB Industries, Inc. (the "Company") entered into a new employment agreement with James Anderson, providing for his employment as Chief Financial Officer of the Company. The agreement, which has an initial term of three years following the Effective Date of June 21, 2007, provides for an annual base salary of $325,000. The agreement also provides for the grant to Mr. Anderson of 400,000 warrants to acquire shares of the Company's common stock, par value $0.01. On July 24, 2007, these warrants were granted to Mr. Anderson at an exercise price equal to $5.28, the closing market price of such common stock on that date. The warrants have a 10-year term. As of the grant date, 10% of the warrants will be vested and exercisable, and 30% of the warrants will become vested and exercisable on each of the three subsequent anniversary dates following the grant date, provided that such future vesting will be accelerated upon occurrence of a change of control of the Company, as defined in the Company's 2007 Omnibus Equity Incentive Plan. The employment agreement also provides for the payment in installments to executive of an aggregate amount equal to 12 months annual base salary in the event the agreement is terminated prior to the end of the employment term by the Company without cause or by the executive for good reason, as such terms are customarily defined in executive employment agreements.

ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS

(c) As stated above, the Company appointed James Anderson as the Company's Chief Financial Officer. Mr. Anderson had previously been serving as the Company's Controller and Chief Accounting Officer as well as interim CFO.

         Prior to joining the Company, since 2004 Mr. Anderson was SVP and Corporate Controller at Danka Business Systems LLC, where he was responsible for external reporting, accounting policies and internal control. He was an external consultant for that company during 2003 and 2004. From 2002-2003, Mr. Anderson was Vice President and Corporate Controller at Sunterra Corporation, responsible for similar functions. From 2000-2002, Mr. Anderson was a partner in the Atlanta, GA and Charlotte, NC offices of KPMG LLP. Mr. Anderson is a Certified Public Accountant and a member of the AICPA.

         The foregoing announcement also was disclosed by the Company in a press release issued on July 27, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

                  99.1   Press Release of the Company issued on July 27, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DHB INDUSTRIES, INC.



                                         By: /s/ THOMAS C. CANFIELD
                                             ----------------------
                                                 Thomas C. Canfield
                                                 General Counsel

Dated:  July 27, 2007